UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2007 (March 29, 2007)

PubliCARD, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	001-03315	23-0991870
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

Seventy Five Rockefeller Plaza, 16th Floor,
New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	[(212) 265-7013]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 3, 2007 PubliCARD, Inc. (the “Company) filed a Current Report on Form 8-K to report the resignation of its independent registered public accounting firm, Deloitte & Touche, LLP (“Deloitte”). This report amends the statements made in the Letter from Deloitte dated April 3, 2007 incorporated that Form 8-K as Exhibit 16.1.

Item 4.01 Changes in Registrants Certifying Accountant.

On March 29, 2007, Deloitte & Touche, LLP (“Deloitte”) notified the Company and its Audit Committee that Deloitte declined to stand for re-election as the Company’s independent registered public accounting firm after the completion of the current audit. The cessation of the Company’ relationship with Deloitte was effective April 13, 2007.

There were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the two fiscal years of the Company ended December 31, 2006 and 2005, and during the subsequent period through April 13, 2007, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.

No "reportable events," as that term is defined under Item 304(a)(1)(iv) of Regulation S-K, occurred within the two fiscal years of the Company ended December 31, 2006 and 2005, and during the subsequent period through April 13, 2007 The audit report of Deloitte on the financial statements of the Company for the years ended December 31, 2006 and 2005, did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty (except that such report includes an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern), audit scope or accounting principles.

The Company provided Deloitte with a copy of the foregoing disclosures prior to the date of filing this Current Report on Form 8-K and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the statements made by the Company herein. A copy of the letter from Deloitte addressed to the SEC dated April 13, 2007 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is currently engaged in discussions with independent auditing firms to replace Deloitte and to serve as the Company's independent registered accounting firm. The engagement of a new independent registered public accounting firm will be approved by the Audit Committee of the Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Deloitte & Touche, LLP dated April 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PubliCARD, Inc.
Registrant

Date: April 13, 2007	By:	/s/ Joseph E. Sarachek
Joseph E. Sarachek, President,
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter from Deloitte & Touche, LLP dated April 13, 2007